Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	Nine Months Ended
	September 30, 2006	September 30, 2005
	(In Millions, Except Per Share Amounts)
Revenues:
Timber	$603	$572
Real Estate	242	220
Manufacturing	388	383
Other	15	10

Total Revenues	1,248	1,185

Costs and Expenses:
Cost of Goods Sold:
Timber	361	308
Real Estate	96	105
Manufacturing	353	349
Other	2	2

Total Cost of Goods Sold	812	764
Selling, General and Administrative	76	68

Total Costs and Expenses	888	832

Operating Income	360	353
Interest Expense, net	98	80

Income before Income Taxes	262	273
Provision for Income Taxes	16	6

Income from Continuing Operations	246	267
Gain on Sale of Properties, net of tax	—	20

Net Income Before Cumulative Effect of Accounting Change	246	287
Cumulative Effect of Accounting Change, net of tax	2	—

Net Income	$248	$287

Income from Continuing Operations per Share
- Basic	$1.35	$1.45
- Diluted	$1.35	$1.45
Net Income per Share
- Basic	$1.36	$1.56
- Diluted	$1.36	$1.56
Weighted Average Number of Shares Outstanding
- Basic	181.7	183.9
- Diluted	182.1	184.6

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	Quarter Ended
	September 30, 2006	September 30, 2005
	(In Millions, Except Per Share Amounts)
Revenues:
Timber	$196	$180
Real Estate	129	116
Manufacturing	124	126
Other	5	5

Total Revenues	454	427

Costs and Expenses:
Cost of Goods Sold:
Timber	127	107
Real Estate	55	65
Manufacturing	113	114
Other	1	1

Total Cost of Goods Sold	296	287
Selling, General and Administrative	24	23

Total Costs and Expenses	320	310

Operating Income	134	117
Interest Expense, net	33	26

Income before Income Taxes	101	91
Provision (Benefit) for Income Taxes	9	(5)

Net Income	$92	$96

Net Income per Share
- Basic	$0.51	$0.52
- Diluted	$0.51	$0.52
Weighted Average Number of Shares Outstanding
- Basic	178.5	184.0
- Diluted	178.9	184.6

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	September 30, 2006	December 31, 2005
	(In Millions, Except Per Share Amounts)
ASSETS
Current Assets:
Cash and Cash Equivalents	$389	$369
Restricted Advance from Customer	15	23
Accounts Receivable	42	44
Like-Kind Exchange Funds Held in Escrow	40	30
Inventories	75	75
Deferred Tax Asset	8	17
Real Estate Development Properties	4	26
Assets Held for Sale	77	43
Other Current Assets	18	16

	668	643
Timber and Timberlands - Net	3,809	3,887
Property, Plant and Equipment - Net	220	234
Investment in Grantor Trusts	26	26
Other Assets	32	22

Total Assets	$4,755	$4,812

LIABILITIES
Current Liabilities:
Current Portion of Long-Term Debt	$255	$161
Short-Term Debt	—	50
Accounts Payable	35	45
Interest Payable	45	30
Wages Payable	20	25
Taxes Payable	28	18
Deferred Revenue	34	35
Other Current Liabilities	12	11

	429	375
Long-Term Debt	1,617	1,524
Lines of Credit	518	495
Deferred Tax Liability	38	39
Other Liabilities	51	54

Total Liabilities	2,653	2,487

Commitments and Contingencies

STOCKHOLDERS’ EQUITY
Preferred Stock, $0.01 par value, authorized shares - 75.0, outstanding - none	—	—
Common Stock, $0.01 par value, authorized shares - 300.6, outstanding - 177.0 at September 30, 2006, and 184.2 at December 31, 2005	2	2
Additional Paid-In Capital	2,188	2,179
Retained Earnings	215	186
Treasury Stock, at cost, Common Shares - 9.5 at September 30, 2006, and 2.0 at December 31, 2005	(306)	(44)
Other Equity	3	2

Total Stockholders’ Equity	2,102	2,325

Total Liabilities and Stockholders’ Equity	$4,755	$4,812

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Nine Months Ended
	September 30, 2006	September 30, 2005
	(In Millions)
Cash Flows From Operating Activities:
Net Income	$248	$287
Adjustments to Reconcile Net Income to
Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization	94	85
Basis of Real Estate Sold	66	82
Deferred Income Taxes	8	(5)
Gain on Sales of Properties and Other Assets	—	(22)
Working Capital Changes Impacting Cash Flow:
Like-Kind Exchange Funds	(10)	(68)
Other Working Capital Changes	18	2
Other	(4)	1

Net Cash Provided By Operating Activities	420	362

Cash Flows From Investing Activities:
Capital Expenditures (Excluding Timberland Acquisitions)	(60)	(53)
Timberlands Acquired	(22)	(118)
Proceeds from Sales of Properties and Other Assets	1	27
Other	(4)	(1)

Net Cash Used In Investing Activities	(85)	(145)

Cash Flows From Financing Activities:
Dividends	(219)	(209)
Borrowings on Line of Credit	2,167	1,806
Repayments on Line of Credit	(2,144)	(1,753)
Proceeds from Issuance of Short-Term Debt	—	50
Repayment of Short-Term Debt	(50)	—
Proceeds from Issuance of Long-Term Debt	216	—
Principal Payments and Retirement of Long-Term Debt	(29)	(51)
Proceeds from Stock Option Exercises	6	4
Acquisition of Treasury Stock	(262)	(1)
Other	—	(1)

Net Cash Used In Financing Activities	(315)	(155)

Increase In Cash and Cash Equivalents	20	62
Cash and Cash Equivalents:
Beginning of Period	369	347

End of Period	$389	$409

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Quarter Ended
	September 30, 2006	September 30, 2005
	(In Millions)
Cash Flows From Operating Activities:
Net Income	$92	$96
Adjustments to Reconcile Net Income to
Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization	34	30
Basis of Real Estate Sold	43	54
Deferred Income Taxes	8	(4)
Gain on Sale of Properties	—	(1)
Working Capital Changes Impacting Cash Flow:
Like-Kind Exchange Funds	(30)	(22)
Other Working Capital Changes	24	10
Other	(3)	1

Net Cash Provided By Operating Activities	168	164

Cash Flows From Investing Activities:
Capital Expenditures (Excluding Timberland Acquisitions)	(24)	(25)
Timberlands Acquired	(5)	(68)
Proceeds from Sales of Properties and Other Assets	—	22
Other	(1)	(1)

Net Cash Used In Investing Activities	(30)	(72)

Cash Flows From Financing Activities:
Dividends	(72)	(69)
Borrowings on Line of Credit	693	666
Repayments on Line of Credit	(691)	(660)
Principal Payments and Retirement of Long-Term Debt	—	(2)
Proceeds from Stock Option Exercises	3	—
Acquisition of Treasury Stock	(78)	(1)
Other	—	(1)

Net Cash Used In Financing Activities	(145)	(67)

Increase (Decrease) In Cash and Cash Equivalents	(7)	25
Cash and Cash Equivalents:
Beginning of Period	396	384

End of Period	$389	$409

Plum Creek Timber Company, Inc.

Segment Data

(Unaudited)

	Nine Months 2006	Nine Months 2005
	(In Millions)
Revenues:
Northern Resources	$308	$249
Southern Resources	358	382
Real Estate	242	220
Manufacturing	388	383
Other	15	10
Eliminations	(63)	(59)

Total Revenues	$1,248	$1,185

Operating Costs and Expenses:
Northern Resources	$227	$176
Southern Resources	222	213
Real Estate	99	108
Manufacturing	364	358
Other	2	2
Other Costs and Eliminations	(26)	(25)

Total Costs and Expenses	$888	$832

Operating Income (Loss)
Northern Resources	$81	$73
Southern Resources	136	169
Real Estate	143	112
Manufacturing	24	25
Other	13	8
Other Costs and Eliminations	(37)	(34)

Total Operating Income	$360	$353

Plum Creek Timber Company, Inc.

Segment Data

(Unaudited)

	Third Quarter 2006	Third Quarter 2005
	(In Millions)
Revenues:
Northern Resources	$106	$90
Southern Resources	115	116
Real Estate	129	116
Manufacturing	124	126
Other	5	5
Eliminations	(25)	(26)

Total Revenues	$454	$427

Operating Costs and Expenses:
Northern Resources	$81	$65
Southern Resources	77	72
Real Estate	57	66
Manufacturing	118	117
Other	1	1
Other Costs and Eliminations	(14)	(11)

Total Costs and Expenses	$320	$310

Operating Income (Loss)
Northern Resources	$25	$25
Southern Resources	38	44
Real Estate	72	50
Manufacturing	6	9
Other	4	4
Other Costs and Eliminations	(11)	(15)

Total Operating Income	$134	$117

Selected Operating Statistics

(Unaudited)

		2006				2005
		1st Qtr	2nd Qtr	3rd Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$35	$36	$33	$35	$38	$38	$36	$37	$37
Pulpwood	$/Ton Stumpage	$8	$8	$7	$8	$9	$9	$8	$7	$8

Northern Resources
Sawlog	$/Ton Delivered	$77	$78	$81	$79	$76	$77	$79	$77	$77
Pulpwood	$/Ton Delivered	$37	$37	$38	$37	$37	$37	$39	$38	$38

Lumber (1)	$/MBF	$467	$456	$410	$445	$483	$459	$440	$435	$454
Plywood (1)	$/MSF	$452	$455	$431	$446	$419	$422	$418	$444	$425
Fiberboard (1)	$/MSF	$445	$480	$518	$481	$449	$458	$441	$434	$446

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,749	1,685	1,548	4,982	1,899	1,899	1,553	1,624	6,975
Pulpwood	1,000 Tons	1,642	1,651	1,917	5,210	1,592	1,825	1,690	1,696	6,803

Total Harvest		3,391	3,336	3,465	10,192	3,491	3,724	3,243	3,320	13,778

Northern Resources
Sawlog	1,000 Tons	1,151	877	954	2,982	906	774	898	1,011	3,589
Pulpwood	1,000 Tons	766	517	734	2,017	499	319	467	529	1,814

Total Harvest		1,917	1,394	1,688	4,999	1,405	1,093	1,365	1,540	5,403

Lumber	MBF	99,367	97,059	93,925	290,351	102,857	105,028	103,099	96,003	406,987
Plywood	MSF	75,769	71,269	70,109	217,147	75,483	75,235	76,692	71,115	298,525
Fiberboard	MSF	69,076	70,411	63,698	203,185	61,806	61,843	62,231	62,407	248,287

(1)	Represents prices at mill level.

Plum Creek Timber Company, Inc.

Land Sale Statistics

(Unaudited)

	2006				2005
	1st Qtr	2nd Qtr	3rd Qtr	YTD	1st Qtr	2nd Qtr		3rd Qtr	4th Qtr	YTD
Acres Sold
Small Non-strategic	15,050	11,765	19,040	45,855	18,525	13,315		85,610	30,750	148,200
Large Non-strategic	—	—	—	—	—	625	*	—	39,375	40,000
Conservation	1,815	2,185	4,600	8,600	8,650	450		11,600	1,900	22,600
HBU/Recreation	3,860	7,225	7,875	18,960	9,100	4,510		5,620	1,770	21,000
Development Properties	1,075	645	1,970	3,690	20	140		20	20	200
Conservation Easements	n/a	n/a	n/a	n/a	n/a	n/a		n/a	n/a	n/a

	21,800	21,820	33,485	77,105	36,295	19,040		102,850	73,815	232,000

Price per Acre
Small Non-strategic	$1,465	$1,270	$1,765	$1,540	$1,225	$1,425		$1,050	$905	$1,075
Large Non-strategic	—	—	—	—	—	$1,820		—	$763	$780
Conservation	$1,475	$1,500	$3,865	$2,760	$1,550	$3,225		$760	$1,225	$1,151
HBU/Recreation	$4,960	$4,140	$3,775	$4,155	$2,600	$2,550		$3,030	$3,905	$2,814
Development Properties	$8,595	$5,295	$21,950	$15,148	$23,500	$13,785		$14,300	$10,700	$14,500
Conservation Easements	$1,300	—	$605	$885	$427	—		—	$490	$450

Revenue, ($ millions)
Small Non-strategic	$22	$15	$33	$70	$23	$19		$90	$28	$160
Large Non-strategic	—	—	—	—	—	$1		—	$30	$31
Conservation	$3	$3	$18	$24	$13	$2		$9	$2	$26
HBU/Recreation	$19	$30	$30	$79	$24	$11		$17	$7	$59
Development Properties	$9	$4	$43	$56	—	$3		—	—	$3
Conservation Easements	$8	—	$5	$13	$8	—		—	$5	$13

	$61	$52	$129	$242	$68	$36		$116	$72	$292

Basis of Real Estate Sold	$10	$13	$43	$66	$18	$10		$54	$42	$124
($ millions)

*	Represents the completion of the sale of our Pennsylvania properties. Initial sale was in 2004.